Exhibit 10.2

                        INDEPENDENT CONTRACTOR AGREEMENT

THIS AGREEMENT (the "Agreement"), dated June 16, 2004, is made and entered into by and between VISUALANT INCORPORATED, a Nevada corporation (the "Company") and E-VISION TECHNOLOGIES INC., a British Columbia company (the "Contractor").

     WHEREAS, the Company is in the business of researching, developing, acquiring, and commercializing products and services related to color technology outside the visible spectrum, using specialized narrow band N-IR and N-UV sensors and spatial analysis software modeling which translate the invisible into the visible (the "Business"), and involving specialized and proprietary information and trade secrets which the Company considers to be amongst its most sensitive, confidential, and proprietary information;

     WHEREAS, the Contractor has resources and staff to research and develop the Business for and on behalf of the Company;

     NOW THEREFORE in consideration of the sum of $10.00 paid by each party to the other, and the representations, warranties and covenants contained herein, the sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. Definitions. In this Agreement, the following words and phrases shall have the following meanings:

     (a)  "Affiliate"  shall have the same  meaning as  contained  in the Canada
          Business   Corporations  Act;  "Company   Affiliate"  shall  mean  any
          Affiliate of the Company;

     (b) "Company Property" means any and all information, equipment, hardware, components, documents and other property of the Company or any Company Affiliate provided to or used by the Contractor, including all computers, monitors, laptops, personal digital assistants, mobile computing devices, computer peripherals, cell phones and other telephones, pagers, storage media, security cards, keys, calling cards, charge cards, reference materials, designs, specifications, schematics, drawings, diagrams, pictures, notes, memoranda, papers, manuals, records, and the like;

     (c) "Intellectual Property Rights" means any and all copyrights, design rights, trade-marks, trade secrets and confidential information, patent rights, and all other proprietary rights, which may subsist anywhere in the world, whether registered or unregistered, including all applications for registration or issuance of any of the foregoing, all priority and convention rights in any of the foregoing, and all rights to file any such applications;

     (d) "Research and Development" means information pertaining to any research, development, investigation, study, analysis, experiment or test carried on or proposed to be carried on by the Company or any Company Affiliate;

     (e) "Software" means any and all algorithms, data structures, code, instructions, scripts, tables, data, and other information used by a computer or processor to process information, such Software including, without limitation, (i) all source code, object code and executable code, and (ii) all routines, subroutines, program material, computer files, system architectures, models, flowcharts, requirements, specifications, notes, outlines, papers, descriptions and other documents created or developed in connection with any of the


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          foregoing,  the resulting  screen  formats and other visual effects of the Software, and any formulae, processes, or ideas, whether or not protected by copyright;

     (f) "Work" means, with respect to the Business, any and all inventions, discoveries, designs, developments, modifications, improvements, products, methods, trade secrets, and know- how that the Contractor, solely or with others, conceives of, modifies, develops, contributes to, or reduces to practice, including without limitation Software, records, documents, photographs, video recordings, sound recordings, images, designs, animations, drawings, sketches, diagrams, plans, compilations, and analyses, and all parts, elements, combinations and derivative works thereof; and

     (g) "Work Product" means any and all Work and other items in any form that the Contractor, solely or with others, conceives of, modifies, develops, contributes to, or reduces to practice during the period of the Contractor's engagement under this Agreement and which:

          (i) related directly to the Company's present or future foreseeable Business or Research and Development, or

          (ii) result from any work performed by the Contractor for the Company.

2. Duties. Subject to the terms and conditions of this Agreement, the Company hereby engages the Contractor as an independent contractor to conduct Research and Development in respect of the Business for and on behalf of the Company, and the Contractor hereby accepts such engagement. The parties will discuss, define and document the scope of the Contractor's duties from time to time during the term of this engagement.

3. Compensation. As full compensation for the services rendered under this Agreement the Contractor shall forward an estimated monthly budget to the Company. The budgeted funds will be progress billed and paid to the Contractor at least two weeks in advance of any work being performed. Full reconciliation of actual hours worked versus budget estimates will be performed every quarter.

4. Expenses. During the term of this Agreement, the Contractor shall further bill and the Company shall reimburse the Contractor for all reasonable and approved out-of-pocket expenses which are incurred in connection with the performance of the duties hereunder.

5. Ownership by the Company. The Contractor acknowledges and agrees that all Work Product have been made for the Company and that the Company shall be the exclusive owner of all right, title, and interest in and to the Work Product and all intellectual Property Rights therein. The Contractor does hereby assign and transfer to the Company, effective upon creation, all right, title, and interest that the Contractor may have in and to the Work Product and all Intellectual Property Rights therein and does hereby assign all of the Contractor's future right, title, and interest that the Contractor may have in and to each of the Work Product and Intellectual Property Rights therein, effective at the time each is created. The Contractor hereby irrevocably and expressly waives as against any person all moral rights the Contractor may have in any and all Work Product.

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6.   Disclosure of Work Product.  The Contractor agrees to maintain at all times adequate and current records relating to the creation and development of the Work Product and Intellectual Property Rights therein, which records and all copies thereof shall be and shall remain the exclusive property of the Company, and to disclose all such records and copies to the Company promptly.

7. Assistance. The Contractor shall, at the Company's request, assist with, execute and deliver all further documents, applications, declarations, verifications, submissions, transfers and assignments and do all other things requested by the Company, acting reasonably, during the term hereof and thereafter, to enable the Company or its nominees to apply for, acquire, prosecute, perfect, enforce and/or maintain any and all right, title and interest, in any country, in and to the Work Product and the Intellectual Property Rights in same.

8. Protection of Work Product. The Contractor covenants that the Contractor shall not at any time directly or indirectly contest or assist any third party in contesting the Company's right, title, and interest in and to the Work Product or any intellectual Property Rights therein. The Contractor shall not, directly or indirectly, apply for or seek registration of any Intellectual Property Rights in any Work Product in any jurisdiction without the express written approval of the Company. The Contractor waives any and all existing and future moral rights with respect to the Work Product and all Intellectual Property Rights therein.

9. Return of Company Property. The Contractor shall deliver to the Company all Work Product and Company Property, including all originals and copies thereof, in the Contractor's possession and/or control, at the request of the Company, or, in the absence of such a request, upon the termination of the Contractor's engagement under this Agreement.

10 Confidentiality. The Contractor acknowledges that during the engagement it will have access to and become acquainted with various trade secrets, inventions, innovations, processes, information, records and specifications owned or licensed by the Company and/or used by the Company in connection with the operation of its business including, without limitation, the Company's business and product processes, methods, customer lists, accounts and procedures. The Contractor agrees that it will not disclose any of the aforesaid, directly or indirectly, or use any of them in any manner, either during the term of this Agreement or at any time thereafter, except as required in the course of this engagement with the Company. All files, records, documents, blueprints, specifications, information, letters, notes, media lists, original artwork/creative, notebooks, and similar items relating to the business of the Company, whether prepared by the Contractor or otherwise coming into its possession, shall remain the exclusive property of the Company. The Contractor shall not retain any copies of the foregoing without the Company's prior written permission. Upon the expiration or earlier termination of this Agreement, or whenever requested by the Company, the Contractor shall immediately deliver to the Company all such files, records, documents, specifications, information, and other items in its possession or under its control. The Contractor further agrees that it will not disclose its retention as an independent contractor or the times of this Agreement to any person without the prior written consent of the Company and shall at all times preserve the confidential nature of its relationship to the Company and of the services hereunder.

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11.  Term and  Termination.  This Agreement  shall continue until  terminated as provided herein. This Agreement' may be terminated by either party for any reason. Termination shall be effective from the date written notice is delivered or the date specified in the written notice, whichever is later.

12. Amendment. Waiver, Variation. No amendment, waiver, or variation of the terms, conditions, warranties, covenants, agreements or undertakings set out herein shall be of any force or effect unless reduced to writing duly executed by all parties hereto in the same manner and with the same formality as this Agreement is executed.

13. Conflicts of Interest. The Contractor represents that it is free to enter into this Agreement, and that this engagement does not violate the terms of any agreement between the Contractor and any third party. Further, the Contractor, in rendering its duties shall not utilize any invention, discovery, development, improvement, innovation, or trade Secret in which it does not have a proprietary interest. During the term of this agreement, the Contractor shall devote as much of its productive time, energy and abilities to the performance of its duties hereunder as is necessary to perform the required duties in a timely and productive manner. The Contractor is expressly free to perform services for other parties while performing services for the Company.

14. Independent Contractor. This Agreement shall not render the Contractor an employee, partner, agent of, or joint venturer with the Company for any purpose. The Contractor is and will remain an independent contractor in its relationship to the Company. The Contractor shall have no claim against the Company hereunder or otherwise for vacation pay, sick leave, retirement benefits, social security, worker's compensation, health or disability benefits, unemployment insurance benefits, or employee benefits of any kind.

15. Assignment. The Contractor shall not assign any of its rights under this Agreement, or delegate the performance of any of its duties hereunder, without the prior written consent of the Company.

16. Successors and Assigns. All of the provisions of this Agreement shall be binding upon and enure to the benefit of the parties hereto and their respective heirs, if any, Successors and assigns

17.  Governing  Law.  This  Agreement  shall be  governed  by and  construed  in accordance with the laws of the Province of British Columbia (without regard to its conflict of laws provisions) which shall be deemed to be the proper law thereof, All disputes or claims arising out of or in relation to the Agreement may be submitted to and resolved by the Courts of the Province of British Columbia (including the Supreme Court of Canada). The parties hereby irrevocably submit and attorn to the non-exclusive jurisdiction of such Courts to finally adjudicate or determine any suit, action, or proceeding arising out of or in relation to this Agreement.

18. Terms Paramount. The terms of this Agreement are in addition to any other existing terms (the "Existing Terms") between the Company and the Contractor. In the event of any inconsistency or conflict between the terms of this Agreement and any Existing Terms, the terms of this Agreement shall be paramount and shall supersede the Existing Terms to the extent of the inconsistency or conflict.

19. Time. Time shall be of the essence for each and every term and condition hereof.

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20.  Severability. The provisions of this Agreement, whether or not contained in the same section, are independent and separable. If any of the provisions of this Agreement shall be invalid or unenforceable under the laws of the
     jurisdiction   where   enforcement   is   sought,    such   invalidity   or
     unenforceability shall not invalidate or render unenforceable the entire Agreement but rather the entire Agreement shall be construed as if not containing the particular invalid or unenforceable provision or provisions and the rights and obligations of the parties shall be construed and enforced accordingly, with the invalid or unenforceable provision modified so as to be limited and enforced to the fullest extent possible under the laws of that jurisdiction, with retroactive effect to the date of this Agreement.

21. Interpretation. The language in all parts of this Agreement shall be in all cases construed simply according to its fair meaning and not strictly for or against any of the parties hereto. Any rule of Construction that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement. Each of the terms "including", "include" and "includes", when used in this Agreement, is not limiting whether or not non-limiting language (such as "without limitation" or "but not limited to" or words of similar import) is used with reference thereto.

22. Headings and Gender. The headings and subheadings contained in this Agreement are used solely for convenience and do not constitute a part of the Agreement, nor should they be used to aid in any manner in the construction or interpretation of this Agreement. Unless the context requires otherwise, words importing the singular include the plural and vice versa and words importing gender include all genders.

23. Counterparts and Execution by Fax. This Agreement may be executed in any number of counterparts with the same effect as if all the parties have signed the same document. All counterparts shall be construed together and sha1l constitute one agreement. This Agreement may be validly executed by means of transmission of signed facsimile.

24. Acknowledgement. The Contractor has carefully read and considered the terms of this Agreement and, having done so, understands the terms and agrees that the terms herein are fair and reasonable and are reasonably required for the protection of the interests of the Company.

IN WITNESS WHEREOF the parties have duly executed this Agreement on the date first above Written.


VISULANT INCORPORATED

Per: /s/ Ronald P. Erickson
---------------------------
Authorized Signatory


E-VISION TECHNOLOGIES INC.

/s/ Kenneth Turpin
--------------------------
Authorized Signature

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